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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                August 31, 1997

                          SNYDER COMMUNICATIONS, INC.
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            (Exact name of Registrant as specified in its charter)


         Delaware                        1-12145                  52-1983617
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                  Two Democracy Center, 6903 Rockledge Drive
                     15th Floor, Bethesda, Maryland 20817
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      (Address of principal executive offices)                (Zip Code)


                                (301) 468-1010
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             (Registrant's telephone number, including area code)


                                Not applicable
        (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

Post-Merger Financial Results

     The following is a summary of certain interim financial information of Snyder Communications, Inc. (the "Company"), on a consolidated basis, reflecting the combined operations of the Company, including American List Corporation ("American List"), Bounty Group Holdings Limited ("Bounty"), and Sampling Corporation of America ("SCA"). The acquisitions of American List, Bounty and SCA occurred in July 1997 in transactions which were accounted for as poolings of interests for financial reporting purposes. In August 1997, the Company acquired American Sampling, Inc. ("ASI") and Halliday Jones Sales Limited ("Halliday Jones") in transactions which were accounted for as purchases for financial reporting purposes. The operations of ASI and Halliday Jones are included in the interim financial information from the dates of their respective acquisitions. At August 31, 1997, the Company had consolidated current assets and noncurrent assets of $89.0 million and $71.2 million, respectively. Also, at August 31, 1997, the Company had current liabilities and noncurrent liabilities of $76.6 million and $9.2 million, respectively. For the two months ended August 31, 1997, the Company recorded $47.7 million in consolidated
revenues and $15.8 million in gross profit.   The Company recorded $17.0 million
(before tax) in acquisition and related costs during the two months ended August
31, 1997 related to the acquisitions of American List, Bounty and SCA.   For the
two-month period ended August 31, 1997, the Company had income before taxes and acquisition and related costs of $7.2 million and a loss before taxes of $9.8 million. For the same period, the Company had net income before acquisition and related costs of $4.3 million and a net loss of $9.7 million.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SNYDER COMMUNICATIONS,  INC.
                                         (Registrant)


Date: September 18, 1997          By: Michele D. Snyder
      ------------------              -----------------
                                      Michele D. Snyder
                                      Vice Chairman, President
                                      and Chief Operating Officer



Date: September 18, 1997           By: A. Clayton Perfall
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                                      A. Clayton Perfall
                                      Chief Financial Officer